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                                                                    EXHIBIT 99.1


                            QUARTERLY CERTIFICATIONS
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of CITGO Petroleum Corporation (the "Registrant"), does hereby certify, to each officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of the Registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Dated:   May 8, 2003                          /s/       Oswaldo Contreras
      ---------------------                  -----------------------------------
                                             Name:  Oswaldo Contreras
                                             Title:    Chief Executive Officer



Dated:   May 8, 2003                          /s/    Eddie R. Humphrey
      ---------------------                  -----------------------------------
                                             Name:  Eddie R. Humphrey
                                             Title:    Chief Financial Officer